UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05133)

Exact name of registrant as specified in charter:	Putnam High Income Securities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2011

Date of reporting period September 1, 2010 – February 28, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PCF

Putnam High Income Securities Fund

Semiannual report 2|28|11

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Income
Securities Fund

Semiannual report
2 | 28 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Shareholder meeting results	48

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and stock market continue to show resilience, even in the face of rising head winds around the globe. On March 9, 2011, U.S. equities marked the two-year anniversary of the beginning of the most powerful bull market since the 1950s, with the S&P 500 Index doubling from its 2009 low.

While Putnam maintains a positive outlook for U.S. equities and the overall economy in 2011, we believe volatility will punctuate the year ahead. Civil unrest in the Middle East and North Africa, high unemployment, rising oil prices, and Japan’s earthquake, tsunami, and nuclear crisis have all created a climate of uncertainty. In addition, the U.S. fixed-income market continues to struggle, as yields have risen and bond prices have fallen. We believe that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking opportunities from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments primarily held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to be less than investment-grade status, which means their issuing companies are considered more likely to default on their loans than more credit-worthy counterparts. High-yield bond prices tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk.

What sets convertible securities apart is a unique built-in option that allows the investor to exchange — or convert — the security for a fixed number of shares of common stock of the issuer. Like most bonds, convertible securities pay interest, although frequently at a lower rate, and the amount of interest does not change as the price of the underlying stock(s) increases or decreases. Issuers can include large, well-known S&P 500 corporations; small, rapidly growing companies; or businesses in cyclically depressed areas such as the automotive industry in 2009.

Building a portfolio of high-yield bonds and convertible securities with the appropriate balance of risk and return potential requires intensive research and analysis. Putnam’s global equity and credit research analysts conduct rigorous research in an effort to determine the true worth of the issuing company’s business. The fund’s portfolio managers then construct a portfolio that they believe offers the best return potential without undue risk.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand, and may be higher or lower than the NAV.

2	3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* The fund’s benchmarks, the BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index, were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio managers

Eric Harthun and Robert Salvin

How did the fund perform for the six months ended February 28, 2011?

Rob: Putnam High Income Securities Fund returned 15.27% at net asset value, underperforming both its primary benchmark, the BofA Merrill Lynch All-Convertibles Speculative Quality Index, which advanced 23.48%, and the average return of its Lipper peer group, Convertible Securities Funds [closed-end], which finished at 18.27%. During the same period, the fund’s secondary benchmark, the JPMorgan Developed High Yield Index, gained 10.20%.

How would you characterize the market environment for high-yield convertibles and bonds during this period?

Eric: As hybrid securities, convertibles are affected by trends in both the equity and credit markets. Similarly, high-yield bonds are influenced by credit-market conditions, and also by expectations for economic growth and corporate profitability. During the past six months, as the U.S. economy showed renewed signs of vigor, and total corporate profits eclipsed their pre-recession peak, stocks registered very strong returns, and credit market conditions remained supportive. As a result, high-yield convertibles and bonds outperformed other fixed-income categories by substantial margins. In fact, the performance of high-yield convertibles was on par with that of many equity-market segments.

Rob: In the high-yield bond market specifically, the record pace of new-issuance witnessed in 2010 continued into the early months of 2011. As U.S. corporations achieved robust earnings, and access to capital became easier and cheaper, companies’ refinanced existing debt and strengthened their balance sheets, thereby reducing the risk of default.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

The high-yield bond default rate declined from nearly 14% at the end of 2009 to low single-digit levels by the end of the period, moving well below historical averages.

Why did the fund underperform its primary benchmark?

Eric: From a sector perspective, on the high-yield convertibles side of the fund, adverse security selection in consumer cyclicals and weak positioning in communication services, financials, and energy more than offset positive contributions from transportation, consumer staples, and basic materials. In addition, the fund’s bias toward somewhat higher-quality high-yield convertibles and bonds hurt results in a market that was led by lower-rated, more-speculative issuers. Lastly, while high-yield bonds performed well, they underperformed high-yield convertibles. Consequently, the fund’s approximately 40% allocation to high-yield bonds dampened its total return.

Which holdings were the primary detractors?

Eric: A key aspect of our investment strategy is to seek to control the fund’s risk by keeping the portfolio broadly diversified. This approach typically prevents us from taking index-sized positions in many of the primary benchmark’s largest constituents. As a result, an underweighted position in Ford Motor, which we view positively and which performed well, was the biggest individual detractor. Ford’s convertibles are heavily represented in the index, and the fund was hurt by its underweighted exposure during the time the company’s convertibles increased the most.

An out-of-benchmark investment in General Motors [GM] proved disappointing. We participated in GM’s initial public offering in late 2010, believing the convertibles — which were issued concurrently with its new common stock — represented an attractive opportunity. However, when GM announced

Credit qualities are shown as a percentage of net assets as of 2/28/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

lower-than-expected quarterly earnings in February 2011, the prices of both its common shares and convertibles declined.

Insurance underwriter Old Republic International — also not in the benchmark — was another detractor. Faced with a challenging environment for its core businesses, especially mortgage insurance, Old Republic’s earnings were volatile during the period, and its securities underperformed as a result.

Two out-of-index holdings listed among the fund’s detractors actually performed quite well but trailed the fund’s primary benchmark from the time we initially invested to the end of the period. These were wireless communication company Crown Castle International and mobile telephony provider NII Holdings, which has a strong presence in Latin America.

Rob: Among individual high-yield bond positions, the primary detractors were real estate brokerage and franchising operator Realogy, whose brands include CENTURY 21 and Coldwell Banker; advertising agency Vertis; and magazine publisher American Media.

Which investments were the biggest contributors to relative performance?

Eric: The top overall contributors were two out-of-benchmark positions: Safeguard Scientifics, which is a private equity and venture capital firm specializing in expansion financing for technology companies, and Retail Ventures, which operates DSW and Value City retail stores. Safeguard began to reap the benefits from many of the companies it has helped finance, and the cash

The table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/11. Short-term holdings are excluded. Holdings will vary over time.

flows it received from its investments boosted the company’s credit profile and its securities. In the case of Retail Ventures, the company is a relatively small retailer with significant debt on its balance sheet. Its securities were severely punished during the credit crisis and recession before rebounding sharply as the equity and convertibles markets recovered.

Underweighting underperforming telecommunication services provider Equinix also helped, as the company issued disappointing revenue guidance and a profit warning in October, and the prices of its convertibles fell precipitously.

A greater-than-benchmark stake in General Cable was another leading contributor. The company makes copper, aluminum, and fiber optic wire and cable products, and has benefited from increased demand from the communication distribution/transmission and construction industries amid the global economic recovery.

An overweight in FelCor Lodging Trust, which is one of the largest hotel real estate investment trusts in the United States, also boosted results. FelCor Lodging runs hotels in the United States and Canada. Its properties are positioned in the “upscale” and “upper-upscale” segments, and include such brands as Holiday Inn, Doubletree, Sheraton, Embassy Suites, and Westin. The company substantially recapitalized its balance sheet, and despite pressure on average room rates, benefited from increases in both business and leisure travel.

Rob: Top individual contributors among the fund’s high-yield bond holdings included semiconductor maker Freescale Semiconductor, satellite provider Intelsat Bermuda [now known as Intelsat Luxembourg], and airbag maker and safety-parts supplier TRW Automotive.

This chart shows how the fund’s weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

What is your outlook for the economy and the high-yield convertible and bond markets over the coming months?

Eric: We evaluate the convertibles market by looking at three key factors: fundamentals, valuation, and “technicals,” or the balance of supply and demand. As of now, we have a positive view of all three factors.

Looking first at fundamentals, while the U.S. stock market advanced sharply during the period, we believe stocks’ upward momentum may continue, given increasing signs of a strengthening economy. This is not to say there are no clouds on the horizon. Unrest in the Middle East has driven oil prices above $100 per barrel. If oil prices continue to move higher, this could severely dampen U.S. growth prospects.

Regarding valuation, during the period, convertible valuations moved back toward more normal levels versus their historical average. As a result, in our view, convertible valuations are once again statistically attractive.

As for technicals, convertible new-issue volume has been below historical averages, with investment-grade and high-yield bonds garnering the lion’s share of new issuance. However, as 2011 progresses, we believe interest rates will continue to rise as the economy strengthens, which would likely boost issuance of new convertibles. In our view, this would be a positive development for the market, as increased supply would likely be met by firm demand.

Rob: In the high-yield bond market, we believe defaults are likely to remain low, and, all told, the fundamentals driving the corporate bond market appear quite positive. In addition, the sector has attracted a significant amount of capital flows, creating a very supportive technical environment.

Thanks for updating us, gentlemen.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder, Eric joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert Salvin has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the Wharton School of the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

IN THE NEWS

The Federal Reserve continues to back its stimulus efforts already under way. Besides maintaining its near-zero interest-rate policy, the Federal Open Market Committee at its March 15 meeting remained committed to completing its second round of quantitative easing, dubbed “QE2.” The central bank launched QE2, which involves the purchase of $600 billion in U.S. Treasury securities, last fall with the primary aim of preventing deflation in the U.S. economy. Last summer, the United States teetered perilously on the verge of a deflationary cliff, as inflation rates had fallen to 50-year lows. Deflation, which occurs when prices fall in an economy, can cause long-term significant damage to growth. QE2 may have worked, as inflation is back. In January, prices measured by the Consumer Price Index (CPI) were up 1.6% from a year earlier, the biggest increase in eight months. Core inflation rose by 0.5%, the highest increase since October 2008.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 2/28/11

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.66%	9.14%

10 years	146.43	117.67
Annual average	9.44	8.09

5 years	46.11	55.14
Annual average	7.88	9.18

3 years	28.55	36.56
Annual average	8.73	10.95

1 year	21.26	15.78

6 months	15.27	6.69

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 2/28/11

			Lipper Convertible
	BofA Merrill Lynch		Securities Funds
	All-Convertibles	JPMorgan Developed	(closed-end)
	Speculative Quality Index	High Yield Index	category average†

Annual average
Life of fund (since 7/9/87)	—*	—*	8.69%

10 years	109.20%	131.59%	74.36
Annual average	7.66	8.76	5.53

5 years	46.74	55.32	29.88
Annual average	7.97	9.21	5.33

3 years	30.49	42.37	15.20
Annual average	9.28	12.50	4.70

1 year	24.73	17.34	21.42

6 months	23.48	10.20	18.27

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* The fund’s benchmarks, the BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index, were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/11, there were 11, 11, 11, 9, 4, and 2 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/11

Distributions

Number	6

Income	$0.2634

Capital gains	—

Total	$0.2634

Share value	NAV	Market price

8/31/10	$7.93	$8.19

2/28/11	8.86	8.47

Current yield (end of period)

Current dividend rate*	5.95%	6.22%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.62%	9.12%

10 years	150.52	157.14
Annual average	9.62	9.90

5 years	44.71	54.87
Annual average	7.67	9.14

3 years	30.87	42.48
Annual average	9.38	12.53

1 year	16.79	12.02

6 months	10.27	1.00

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of U.S. convertible securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2010, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2010, up to 10% of the fund’s common shares outstanding as of October 7, 2010.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2011, Putnam employees had approximately $372,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 2/28/11 (Unaudited)

CORPORATE BONDS AND NOTES (39.2%)*	Principal amount		Value

Basic materials (3.2%)
Associated Materials, LLC 144A company guaranty sr. notes
9 1/8s, 2017		$130,000	$140,563

Atkore International, Inc. 144A sr. notes 9 7/8s, 2018		115,000	125,206

Celanese US Holdings, LLC 144A company guaranty sr. notes
6 5/8s, 2018 (Germany)		55,000	57,475

Chemtura Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2018		25,000	26,688

Compass Minerals International, Inc. company guaranty sr. unsec.
notes 8s, 2019		150,000	163,500

Edgen Murray Corp. company guaranty sr. notes 12 1/4s, 2015		50,000	47,750

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		175,000	186,375

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)		90,000	93,773

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		150,000	152,591

Graphic Packaging International, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		50,000	54,000

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		30,000	32,213

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
144A sr. notes 9s, 2020		55,000	58,506

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		60,000	66,600

Huntsman International, LLC 144A company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		55,000	61,050

Ineos Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		200,000	220,000

Ineos Group Holdings PLC company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	105,000	142,636

KRATON Polymers, LLC/KRATON Polymers Capital Corp. 144A
sr. notes 6 3/4s, 2019		$40,000	40,800

Kronos International, Inc. sr. notes 6 1/2s, 2013 (Germany)	EUR	80,000	111,232

Lyondell Chemical Co. sr. notes 11s, 2018		$320,000	367,200

Lyondell Chemical Co. 144A company guaranty sr. notes 8s, 2017		292,000	328,683

Momentive Performance Materials, Inc. company guaranty
sr. notes 12 1/2s, 2014		15,000	16,744

Momentive Performance Materials, Inc. 144A notes 9s, 2021		185,000	196,794

Nalco Co. 144A sr. notes 6 5/8s, 2019		45,000	46,519

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014		150,000	149,625

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		120,000	123,000

Novelis, Inc. 144A company guaranty sr. notes 8 3/4s, 2020		195,000	214,924

Old All, Inc. company guaranty sr. unsec. notes 9s,
2014 (In default) † F		230,000	1

Omnova Solutions, Inc. 144A company guaranty sr. notes
7 7/8s, 2018		125,000	128,281

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	55,000	87,224

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$140,000	161,700

CORPORATE BONDS AND NOTES (39.2%)* cont.	Principal amount		Value

Basic materials cont.
Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		$145,000	$170,645

Sappi Papier Holding GmbH 144A company guaranty 6 3/4s,
2012 (Austria)		90,000	93,825

Smurfit Kappa Funding PLC sr. sub. notes 7 3/4s, 2015 (Ireland)	EUR	15,000	21,286

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$180,000	184,500

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		100,000	109,250

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		65,000	68,575

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)		105,000	135,272

TPC Group, LLC 144A sr. notes 8 1/4s, 2017		105,000	111,694

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015		160,000	167,600

USG Corp. 144A company guaranty sr. notes 8 3/8s, 2018		45,000	47,222

Vartellus Specialties, Inc. 144A company
guaranty sr. notes 9 3/8s, 2015		60,000	64,538

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty Ser. B, 11 3/8s, 2016		15,000	15,938

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes FRN Ser. B, 4.054s, 2014		80,000	79,600

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A
sr. notes 8 3/4s, 2019		55,000	57,475

			4,929,073
Capital goods (2.0%)
Alliant Techsystems, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2020		25,000	25,875

Allison Transmission, Inc. 144A company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡		117,500	128,075

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		185,000	197,488

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	100,000	142,629

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$35,000	36,313

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		70,000	70,175

Berry Plastics Corp. 144A sr. notes 9 3/4s, 2021		70,000	70,175

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		90,000	94,950

Crown Americas, LLC/Crown Americas Capital Corp. III 144A
sr. notes 6 1/4s, 2021		90,000	90,900

Exide Technologies 144A sr. notes 8 5/8s, 2018		60,000	63,975

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		130,000	146,575

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		325,000	381,902

Mueller Water Products, Inc. company guaranty sr. unsec. notes
7 3/8s, 2017		60,000	58,500

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		20,000	22,150

Polypore International, Inc. 144A sr. notes 7 1/2s, 2017		75,000	77,625

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		70,000	70,525

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A company guaranty sr. notes 7 3/4s, 2016 (Luxembourg)		115,000	122,475

Reynolds Group Issuer, Inc. 144A sr. notes 9s, 2019		120,000	125,100

CORPORATE BONDS AND NOTES (39.2%)* cont.	Principal amount	Value

Capital goods cont.
Reynolds Group Issuer, Inc. 144A sr. notes 7 1/8s, 2019	$100,000	$102,500

Ryerson Holding Corp. sr. disc. notes zero %, 2015	100,000	53,500

Ryerson, Inc. company guaranty sr. notes 12s, 2015	225,000	241,875

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018	50,000	53,813

Tenneco, Inc. 144A company guaranty sr. notes 6 7/8s, 2020	90,000	93,375

Terex Corp. sr. unsec. sub. notes 8s, 2017	120,000	125,700

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017	155,000	163,719

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017	130,000	140,725

TransDigm, Inc. 144A sr. sub. notes 7 3/4s, 2018	140,000	150,850

		3,051,464
Communication services (4.8%)
Adelphia Communications Corp. escrow bonds zero %, 2012	235,000	3,549

Adelphia Communications Corp. escrow bonds zero %, 2011	20,000	302

Atlantic Broadband Finance, LLC company guaranty 9 3/8s, 2014	225,000	228,938

Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	45,000	47,588

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	125,000	140,000

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	35,000	38,150

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	65,000	69,550

CCH II, LLC/CCH II Capital company guaranty sr. unsec.
notes 13 1/2s, 2016	154,815	187,520

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	55,000	58,713

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	130,000	132,600

Cequel Communications Holdings I LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	280,000	296,100

Charter Communications Operating LLC/Charter Communications
Operating Capital 144A company guaranty sr. notes 8s, 2012	50,000	52,625

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	130,000	123,500

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	185,000	201,650

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	120,000	130,800

CPI International Acquisition, Inc. 144A sr. notes 8s, 2018	35,000	35,263

Cricket Communications, Inc. company guaranty sr. unsec. notes
7 3/4s, 2020	215,000	205,863

Cricket Communications, Inc. company guaranty sr. unsub. notes
7 3/4s, 2016	85,000	89,888

CSC Holdings LLC sr. notes 6 3/4s, 2012	26,000	27,073

Digicel Group, Ltd. 144A sr. notes 8 1/4s, 2017 (Jamaica)	265,000	276,925

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	110,000	122,100

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	65,000	71,825

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2014	25,000	28,094

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	35,000	38,938

Intelsat Intermediate Holding Co., Ltd. company
guaranty sr. unsec. notes 9 1/4s, 2015 (Luxembourg)	70,000	72,538

CORPORATE BONDS AND NOTES (39.2%)* cont.	Principal amount		Value

Communication services cont.
Intelsat Jackson Holdings SA 144A sr. unsec. notes 7 1/4s,
2020 (Bermuda)		$140,000	$143,850

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡		237,187	263,278

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)		580,000	641,625

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		300,000	309,750

Mediacom Broadband, LLC/Mediacom Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015		50,000	52,000

Mediacom LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		55,000	58,438

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		230,000	241,500

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		50,000	48,688

Nextel Communications, Inc. company guaranty sr. unsec. notes
Ser. D, 7 3/8s, 2015		255,000	255,638

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016		215,000	243,488

NII Capital Corp. company guaranty sr. unsec. unsub. notes
8 7/8s, 2019		50,000	55,250

PAETEC Escrow Corp. 144A sr. unsec. notes 9 7/8s, 2018		160,000	172,400

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		50,000	54,250

PAETEC Holding Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2015		145,000	152,794

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014		20,000	20,300

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		90,000	103,050

Qwest Corp. sr. unsec. unsub. notes 8 3/8s, 2016		20,000	23,875

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		65,000	68,575

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8 1/4s, 2019		35,000	38,588

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8s, 2016		145,000	158,050

Sprint Capital Corp. company guaranty 6 7/8s, 2028		365,000	328,956

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		185,000	205,119

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)		175,000	201,906

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Netherlands)		80,000	82,600

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)		110,000	126,225

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)	EUR	50,000	79,498

Wind Acquisition Holdings Finance SA 144A company guaranty
sr. notes 12 1/4s, 2017 (Italy) ‡‡		$113,707	133,037

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 5/8s, 2016		110,000	116,325

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018		35,000	37,450

CORPORATE BONDS AND NOTES (39.2%)* cont.	Principal amount	Value

Communication services cont.
Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2013	$95,000	$104,619

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017	125,000	135,781

		7,336,995
Conglomerates (—%)
Nexeo Solutions, LLC/Nexeo Solutions Finance Corp. 144A
sr. sub. notes 8 3/8s, 2018	35,000	35,613

		35,613
Consumer cyclicals (8.9%)
Affinia Group Inc. 144A company guaranty sr. notes 11 5/8s, 2015	105,000	108,938

Affinia Group Inc. 144A sr. sub. notes 9s, 2014	45,000	45,900

Affinion Group Holdings, Inc. 144A sr. notes 10 3/4s, 2016	105,000	119,700

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	125,000	131,563

Affinion Group, Inc. 144A sr. notes 7 7/8s, 2018	135,000	129,263

AMC Entertainment Holdings, Inc. 144A sr. sub. notes 9 3/4s, 2020	185,000	198,413

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014	255,000	257,550

American Casino & Entertainment Properties LLC sr. notes 11s, 2014	160,000	170,000

American Media, Inc. 144A notes 13 1/2s, 2018	18,955	19,358

American Media Operations, Inc. 144A sr. sub. notes 14s, 2013 F ‡‡	224,930	78,725

Ameristar Casinos, Inc. company guaranty sr. unsec. notes
9 1/4s, 2014	80,000	86,000

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	40,000	41,600

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
6 7/8s, 2015	50,000	49,625

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub. notes
9 1/8s, 2018	65,000	67,275

Beazer Homes USA, Inc. 144A sr. notes 9 1/8s, 2019	75,000	77,344

Belo Corp. sr. unsec. unsub. notes 8s, 2016	30,000	32,738

Bon-Ton Department Stores, Inc. (The) company guaranty
10 1/4s, 2014	160,000	164,200

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018	35,000	37,188

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	100,000	104,250

Building Materials Corp. 144A sr. notes 7s, 2020	45,000	47,419

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	50,000	51,250

Burlington Coat Factory Warehouse Corp. 144A company
guaranty sr. unsec. notes 10s, 2019	90,000	90,900

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. 144A company guaranty sr. unsec.
notes 9 1/8s, 2018	20,000	21,800

Cengage Learning Acquisitions, Inc. 144A sr. notes 10 1/2s, 2015	210,000	217,875

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	95,000	95,475

Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016	40,000	40,400

Cinemark, Inc. company guaranty sr. unsec. notes 8 5/8s, 2019	85,000	92,650

Citadel Broadcasting Corp. 144A company guaranty sr. unsec.
notes 7 3/4s, 2018	35,000	37,538

CORPORATE BONDS AND NOTES (39.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
CityCenter Holdings LLC/CityCenter Finance Corp. 144A
company guaranty sr. notes 10 3/4s, 2017 ‡‡	$130,000	$135,850

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016	280,000	273,000

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s,2014	100,000	91,000

Clear Channel Communications, Inc. 144A company guaranty
sr. notes 9s, 2021	90,000	91,800

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2017	20,000	22,200

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	160,000	178,000

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	205,000	221,400

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017	150,000	163,875

Dana Holding Corp. sr. unsec. notes 6 3/4s, 2021	65,000	65,813

DISH DBS Corp. company guaranty 7 1/8s, 2016	110,000	117,425

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	135,000	146,306

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	195,000	221,813

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	135,000	153,900

Giraffe Acquisition Corp. 144A sr. unsec. notes 9 1/8s, 2018	55,000	56,100

Goodyear Tire & Rubber Co. (The) sr. unsec. notes 10 1/2s, 2016	135,000	153,900

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015	130,000	138,125

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	85,000	81,983

Hanesbrands, Inc. sr. unsec. notes 8s, 2016	75,000	81,188

Harrah’s Operating Co., Inc. company guaranty sr. notes 10s, 2018	432,000	406,080

Harrah’s Operating Co., Inc. company guaranty sr. notes 10s, 2015	30,000	30,675

Harrah’s Operating Co., Inc. sr. notes 11 1/4s, 2017	220,000	249,700

Interactive Data Corp. 144A company guaranty sr. notes
10 1/4s, 2018	240,000	268,800

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	195,000	193,294

Jarden Corp. company guaranty sr. unsec. notes 8s, 2016	50,000	54,750

Jarden Corp. company guaranty sr. unsec. sub. notes 7 1/2s, 2017	280,000	297,850

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014	10,000	11,625

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018	40,000	43,000

Lear Corp. company guaranty sr. unsec. bonds 7 7/8s, 2018	25,000	27,563

Lear Corp. company guaranty sr. unsec. notes 8 1/8s, 2020	190,000	212,800

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016	145,000	150,800

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	80,000	83,700

Limited Brands, Inc. company guaranty sr. unsec. unsub. notes
7s, 2020	50,000	52,875

M/I Homes, Inc. 144A sr. unsec. notes 8 5/8s, 2018	180,000	183,150

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5.9s, 2016	160,000	170,800

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 8 3/8s, 2015	75,000	86,813

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †	200,000	20,000

CORPORATE BONDS AND NOTES (39.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
McClatchy Co. (The) company guaranty sr. notes 11 1/2s, 2017	$105,000	$119,175

MGM Resorts International company guaranty sr. unsec. notes
6 5/8s, 2015	50,000	47,500

MGM Resorts International sr. notes 10 3/8s, 2014	20,000	22,400

MGM Resorts International sr. notes 6 3/4s, 2012	2,000	2,030

MGM Resorts International 144A sr. notes 9s, 2020	25,000	27,313

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	225,000	245,813

MTR Gaming Group, Inc. company guaranty sr. notes 12 5/8s, 2014	225,000	239,625

Navistar International Corp. sr. notes 8 1/4s, 2021	165,000	182,325

Neiman-Marcus Group, Inc. company guaranty sr. unsec. notes
9s, 2015	587	615

Neiman-Marcus Group, Inc. company guaranty sr. unsec. sub. notes
10 3/8s, 2015	65,000	68,819

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.
company guaranty sr. notes 8 7/8s, 2017	130,000	141,050

Nielsen Finance, LLC/Nielsen Finance Co. 144A company
guaranty sr. unsec. notes 7 3/4s, 2018	95,000	102,719

Nortek, Inc. company guaranty sr. notes 11s, 2013	110,155	117,315

Nortek, Inc. 144A company guaranty sr. unsec. notes 10s, 2018	70,000	74,725

Owens Corning company guaranty unsec. unsub. notes
9s, 2019	170,000	199,750

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	30,000	33,450

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	150,000	154,875

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	65,000	70,200

PHH Corp. 144A sr. unsec. notes 9 1/4s, 2016	60,000	65,100

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017	35,000	38,413

Pinnacle Entertainment, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2015	180,000	182,700

Ply Gem Industries, Inc. 144A sr. notes 8 1/4s, 2018	45,000	46,069

QVC Inc. 144A sr. notes 7 1/2s, 2019	140,000	149,450

QVC Inc. 144A sr. notes 7 3/8s, 2020	65,000	68,900

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014	90,000	93,600

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	35,000	35,131

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018	90,000	96,300

Roofing Supply Group, LLC/Roofing Supply Finance, Inc.
144A sr. notes 8 5/8s, 2017	185,000	195,869

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	235,000	227,950

Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020	90,000	92,475

Sealy Mattress Co. 144A company guaranty sr. sec. notes
10 7/8s, 2016	104,000	118,040

Sears Holdings Corp. 144A sr. notes 6 5/8s, 2018	85,000	82,875

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015	35,000	39,594

Standard Pacific Corp. company guaranty sr. notes 10 3/4s, 2016	115,000	135,125

Standard Pacific Corp. company guaranty sr. unsec. unsub. notes
7s, 2015	25,000	26,250

CORPORATE BONDS AND NOTES (39.2%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Standard Pacific Corp. 144A company guaranty sr. unsec. notes
8 3/8s, 2021		$90,000	$94,950

Toys R Us — Delaware, Inc. 144A company guaranty sr. notes
7 3/8s, 2016		30,000	31,875

Toys R Us Property Co., LLC company guaranty sr. notes
8 1/2s, 2017		110,000	119,625

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017		195,000	222,788

Travelport LLC company guaranty 11 7/8s, 2016		150,000	141,188

Travelport LLC company guaranty 9 7/8s, 2014		155,000	151,319

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		55,000	51,975

TRW Automotive, Inc. company guaranty sr. unsec. unsub.
notes Ser. REGS, 6 3/8s, 2014	EUR	60,000	87,514

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2014	EUR	80,000	116,685

Uncle Acquisition 2010 Corp. 144A sr. notes 8 5/8s, 2019		$55,000	58,575

Universal City Development Partners, Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015		50,000	54,625

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021		150,000	156,375

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020		115,000	123,338

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014
(In default) † ‡‡ F		184,377	9,219

WMG Acquisition Corp. company guaranty sr. sub. notes
7 3/8s, 2014		60,000	58,575

WMG Holdings Corp. company guaranty sr. unsec. disc. notes
9 1/2s, 2014		30,000	30,225

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty mtge. notes 7 3/4s, 2020		70,000	74,025

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013		145,000	172,913

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		130,000	137,800

Yankee Acquisition Corp. company guaranty sr. notes Ser. B,
8 1/2s, 2015		190,000	198,788

YCC Holdings, LLC/Yankee Finance, Inc. 144A sr. unsec. notes
10 1/4s, 2016		65,000	66,950

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		180,000	202,050

			13,457,807
Consumer staples (3.2%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015		80,000	90,400

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
company guaranty sr. unsec. unsub. notes 9 5/8s, 2018		30,000	33,525

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
company guaranty sr. unsec. unsub. notes 7 3/4s, 2016		150,000	156,375

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
company guaranty sr. unsec. unsub. notes 7 5/8s, 2014		53,000	54,524

Bumble Bee Acquisition Corp. 144A company guaranty sr. notes
9s, 2017		100,000	108,000

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		75,000	80,063

CORPORATE BONDS AND NOTES (39.2%)* cont.	Principal amount		Value

Consumer staples cont.
Central Garden & Pet Co. company guaranty sr. sub. notes 8 1/4s, 2018		$140,000	$147,175

CKE Restaurants, Inc. company guaranty sr. notes 11 3/8s, 2018		115,000	129,088

Claires Escrow Corp. 144A sr. notes 8 7/8s, 2019		90,000	90,338

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes
7 1/4s, 2016		145,000	155,875

Darling International, Inc. 144A company guaranty sr. unsec. notes
8 1/2s, 2018		30,000	32,363

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub. notes
11s, 2018		130,000	145,600

Dean Foods Co. company guaranty sr. unsec. unsub. notes 7s, 2016		95,000	90,250

Dean Foods Co. 144A sr. notes 9 3/4s, 2018		30,000	31,125

DineEquity, Inc. 144A sr. unsec. notes 9 1/2s, 2018		125,000	135,313

Dole Food Co. sr. notes 13 7/8s, 2014		94,000	115,033

Dole Food Co. 144A sr. notes 8s, 2016		35,000	37,363

Dunkin Finance Corp. 144A sr. notes 9 5/8s, 2018		50,000	50,625

Elizabeth Arden, Inc. 144A sr. unsec. unsub. notes 7 3/8s, 2021		105,000	110,250

Harry & David Operations Corp. company guaranty sr. unsec. notes
9s, 2013 (In default) †		130,000	51,350

Harry & David Operations Corp. company guaranty sr. unsec.
notes FRN 5.3s, 2012 (In default) †		70,000	26,600

Hertz Corp. 144A company guaranty sr. notes 6 3/4s, 2019		45,000	45,900

Hertz Corp. 144A company guaranty sr. unsec. notes 7 1/2s, 2018		45,000	47,644

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	110,000	165,137

JBS USA LLC/JBS USA Finance, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2014		$60,000	70,200

Landry’s Restaurants, Inc. 144A company guaranty sr. notes
11 5/8s, 2015		45,000	48,825

Libbey Glass, Inc. sr. notes 10s, 2015		80,000	87,400

Michael Foods, Inc. 144A sr. notes 9 3/4s, 2018		55,000	60,225

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. company
guaranty sr. unsec. notes 9 1/4s, 2015		45,000	46,913

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		90,000	94,838

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
8 1/4s, 2018		45,000	47,419

Reddy Ice Corp. company guaranty sr. notes 11 1/4s, 2015		125,000	131,250

Revlon Consumer Products Corp. company guaranty notes
9 3/4s, 2015		80,000	86,800

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019		40,000	44,050

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		65,000	65,406

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		210,000	193,200

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		35,000	37,844

Roadhouse Financing, Inc. 144A sr. notes 10 3/4s, 2017		75,000	82,031

RSC Equipment Rental, Inc. 144A sr. unsec. notes 8 1/4s, 2021		60,000	63,450

Service Corporation International sr. notes 7s, 2019		50,000	51,625

Service Corporation International sr. notes 7s, 2017		65,000	69,225

Service Corporation International sr. unsec. 7 3/8s, 2014		125,000	136,406

CORPORATE BONDS AND NOTES (39.2%)* cont.	Principal amount	Value

Consumer staples cont.
Simmons Foods, Inc. 144A sr. notes 10 1/2s, 2017	$75,000	$80,625

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014	130,000	153,400

Spectrum Brands, Inc. sr. unsec. sub. bonds 12s, 2019 ‡‡	117,016	131,643

Spectrum Brands, Inc. 144A sr. notes 9 1/2s, 2018	95,000	106,400

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	305,000	368,288

United Rentals North America, Inc. company
guaranty sr. unsec. sub. notes 8 3/8s, 2020	45,000	47,475

Wendy’s/Arby’s Restaurants LLC company guaranty sr. unsec.
unsub. notes 10s, 2016	225,000	250,313

West Corp. 144A sr. notes 7 7/8s, 2019	65,000	66,706

West Corp. 144A sr. unsec. notes 8 5/8s, 2018	55,000	58,300

		4,810,173
Energy (5.3%)
Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031	210,000	232,627

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	105,000	114,962

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	25,000	27,865

Anadarko Petroleum Corp. sr. unsec. notes 6.2s, 2040	50,000	48,945

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	105,000	111,563

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013	95,000	95,950

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015	50,000	51,000

Brigham Exploration Co. 144A company guaranty sr. unsec. notes
8 3/4s, 2018	90,000	99,900

Carrizo Oil & Gas, Inc. 144A sr. unsec. notes 8 5/8s, 2018	170,000	180,625

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017	155,000	163,525

Chaparral Energy, Inc. 144A company guaranty sr. unsec. notes
8 1/4s, 2021	45,000	45,788

Chaparral Energy, Inc. 144A sr. notes 9 7/8s, 2020	85,000	94,563

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	35,000	43,400

Complete Production Services, Inc. company guaranty 8s, 2016	100,000	105,750

Compton Petroleum Finance Corp. company guaranty sr. unsec.
notes 10s, 2017 (Canada)	100,725	79,573

Comstock Resources, Inc. company guaranty sr. unsub. notes
8 3/8s, 2017	110,000	113,988

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s, 2015 (Canada)	300,000	317,250

Connacher Oil and Gas, Ltd. 144A sr. sec. notes 11 3/4s,
2014 (Canada)	15,000	16,238

CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes
8 1/4s, 2020	215,000	237,038

CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes
8s, 2017	130,000	141,050

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	230,000	253,575

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	95,000	104,975

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	65,000	65,406

CORPORATE BONDS AND NOTES (39.2%)* cont.	Principal amount	Value

Energy cont.
EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	$250,000	$249,375

Expro Finance Luxemburg 144A sr. notes 8 1/2s, 2016
(Luxembourg)	130,000	133,575

Ferrellgas LP/Ferrellgas Finance Corp. 144A
sr. notes 6 1/2s, 2021	65,000	63,375

Forest Oil Corp. sr. notes 8s, 2011	185,000	193,325

Frac Tech Services, LLC/Frac Tech Finance, Inc. 144A
company guaranty sr. notes 7 1/8s, 2018	115,000	119,025

Goodrich Petroleum Corp. 144A sr. notes 8 7/8s, 2019	125,000	125,156

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016	345,000	358,800

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	60,000	59,550

Inergy LP/Inergy Finance Corp. 144A sr. notes 6 7/8s, 2021	135,000	138,038

International Coal Group, Inc. sr. notes 9 1/8s, 2018	225,000	251,438

Key Energy Services, Inc. company guaranty sr. unsec. unsub. notes
8 3/8s, 2014	235,000	255,563

Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019	85,000	89,038

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	90,000	96,300

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	210,000	214,725

Offshore Group Investments, Ltd. 144A sr. notes 11 1/2s, 2015	95,000	106,400

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)	50,000	27,250

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s,
2014 (Canada)	290,000	158,050

OPTI Canada, Inc. 144A company guaranty sr. notes 9 3/4s,
2013 (Canada)	35,000	34,606

OPTI Canada, Inc. 144A sr. notes 9s, 2012 (Canada)	5,000	4,988

Peabody Energy Corp. company guaranty 7 3/8s, 2016	295,000	333,350

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	10,000	10,700

Petrohawk Energy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014	135,000	155,250

Petroleum Development Corp. company guaranty sr. unsec. notes
12s, 2018	265,000	299,450

Plains Exploration & Production Co. company guaranty 7 3/4s, 2015	75,000	78,750

Plains Exploration & Production Co. company guaranty 7s, 2017	375,000	390,938

Quicksilver Resources, Inc. company guaranty sr. unsec. notes
8 1/4s, 2015	50,000	51,625

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	70,000	81,725

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	50,000	52,813

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	135,000	149,513

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	185,000	187,313

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018	230,000	240,925

SandRidge Energy, Inc. 144A sr. unsec. notes 9 7/8s, 2016	55,000	61,050

SM Energy Co. 144A sr. unsec. notes 6 5/8s, 2019	55,000	55,619

CORPORATE BONDS AND NOTES (39.2%)* cont.	Principal amount	Value

Energy cont.
Trico Shipping AS 144A sr. notes 13 7/8s, 2014 (Norway)
(In default) †	$191,427	$157,448

Whiting Petroleum Corp. company guaranty 7s, 2014	90,000	95,850

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	115,000	143,736

		7,970,188
Financials (4.3%)
ABN Amro North American Holding Preferred Capital Repackage
Trust I 144A jr. sub. bonds FRB 6.523s, Perpetual maturity	75,000	69,000

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	90,000	92,588

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.3s, 2015	65,000	73,369

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8s, 2020	60,000	67,575

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
FRN 2 1/2s, 2014	65,000	63,873

Ally Financial, Inc. unsec. sub. notes 8s, 2018	65,000	71,825

Ally Financial, Inc. 144A company guaranty notes 6 1/4s, 2017	90,000	93,938

Ally Financial, Inc. 144A company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	65,000	71,094

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2058	140,000	153,650

BAC Capital Trust VI bank guaranty jr. unsec. sub. notes 5 5/8s, 2035	85,000	73,709

BAC Capital Trust XI bank guaranty jr. unsec. sub. notes 6 5/8s, 2036	70,000	68,202

BankAmerica Capital II bank guaranty jr. unsec. sub. notes 8s, 2026	30,000	30,450

Capital One Capital IV company guaranty jr. unsec. sub. notes
FRN 6.745s, 2037	105,000	105,394

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	35,000	36,094

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017	170,000	200,388

CIT Group, Inc. sr. bonds 7s, 2017	616,354	620,977

CIT Group, Inc. sr. bonds 7s, 2016	319,538	322,334

CIT Group, Inc. sr. bonds 7s, 2015	102,723	104,135

CNO Financial Group, Inc. 144A company guaranty sr. notes
9s, 2018	35,000	37,275

Dresdner Funding Trust I 144A bonds 8.151s, 2031	140,000	126,700

E*Trade Financial Corp. sr. unsec. notes 7 3/8s, 2013	90,000	90,225

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	137,000	162,345

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB 6.071s, Perpetual maturity (Jersey)	175,000	156,625

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018 (United Kingdom)	135,000	128,307

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015	180,000	187,200

HUB International Holdings, Inc. 144A sr. unsec. unsub. notes
9s, 2014	115,000	120,463

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018	240,000	248,400

ING Groep NV jr. unsec. sub. notes 5.775s, Perpetual maturity
(Netherlands)	40,000	35,600

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 5.95s, 2013 R	110,000	107,800

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	168,000	176,400

CORPORATE BONDS AND NOTES (39.2%)* cont.	Principal amount	Value

Financials cont.
Liberty Mutual Group, Inc. 144A company guaranty jr. sub. notes
FRB 10 3/4s, 2058	$25,000	$32,250

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	50,000	50,000

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. notes FRN 7s, 2037	30,000	29,293

National Money Mart Co. company guaranty sr. unsec. unsub. notes
10 3/8s, 2016 (Canada)	190,000	211,375

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027	30,000	30,675

Nuveen Investments, Inc. company guaranty sr. unsec. unsub. notes
10 1/2s, 2015	145,000	148,263

Omega Healthcare Investors, Inc. 144A sr. notes 6 3/4s, 2022 R	125,000	126,250

Provident Funding Associates 144A sr. notes 10 1/4s, 2017	115,000	127,075

Provident Funding Associates 144A sr. notes 10 1/8s, 2019	60,000	61,575

Regions Financing Trust II company guaranty jr. unsec. sub. bonds
FRB 6 5/8s, 2047	160,000	144,000

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015	275,000	277,750

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB
7.648s, 2049 (United Kingdom)	235,000	216,200

Sabra Health Care LP/Sabra Capital Corp. 144A company
guaranty sr. notes 8 1/8s, 2018 R	80,000	84,400

SLM Corp. sr. notes Ser. MTN, 8s, 2020	90,000	95,513

SLM Corp. sr. notes Ser. MTN, 6 1/4s, 2016	110,000	113,486

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	320,000	352,000

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI, 5.85s, 2013	65,000	63,944

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI, 4 7/8s, 2012	175,000	172,156

Springleaf Finance Corp. sr. unsec. notes Ser. MTNJ, 6.9s, 2017	295,000	264,763

		6,496,903
Health care (3.1%)
Aviv Healthcare Properties LP 144A sr. notes 7 3/4s, 2019	85,000	88,613

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017	90,000	100,238

Capella Healthcare, Inc. 144A company guaranty sr. notes
9 1/4s, 2017	130,000	139,750

CHS/Community Health Systems, Inc. company guaranty sr. unsec.
sub. notes 8 7/8s, 2015	185,000	196,100

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)	200,000	213,500

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020	30,000	30,413

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018	90,000	91,238

Elan Finance PLC/Elan Finance Corp. company guaranty sr. unsec.
notes 8 3/4s, 2016 (Ireland)	160,000	168,800

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021	140,000	135,450

Giant Funding Corp. 144A sr. notes 8 1/4s, 2018 (Spain)	100,000	102,750

HCA Holdings, Inc. 144A sr. unsec. notes 7 3/4s, 2021	110,000	115,775

HCA, Inc. company guaranty sr. notes 9 7/8s, 2017	45,000	50,625

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡	267,000	289,695

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019	215,000	240,800

HCA, Inc. sr. notes 6.95s, 2012	70,000	73,063

CORPORATE BONDS AND NOTES (39.2%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. sr. sec. notes 9 1/4s, 2016	$355,000	$383,400

Health Management Associates, Inc. sr. notes 6 1/8s, 2016	245,000	248,675

IASIS Healthcare/IASIS Capital Corp. sr. sub. notes 8 3/4s, 2014	355,000	364,319

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	95,000	102,244

Quintiles Transnational Corp. 144A sr. notes 9 1/2s, 2014 ‡‡	50,000	51,313

Select Medical Corp. company guaranty 7 5/8s, 2015	85,000	86,381

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	80,000	83,000

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡	131,119	133,741

Talecris Biotherapeutics Holdings Corp. company guaranty
sr. unsec. notes 7 3/4s, 2016	30,000	32,775

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	15,000	17,625

Tenet Healthcare Corp. sr. notes 9s, 2015	215,000	236,500

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	55,000	62,563

Tenet Healthcare Corp. sr. unsec. notes 8s, 2020	110,000	113,300

United Surgical Partners International, Inc. company guaranty
sr. unsec. sub. notes 8 7/8s, 2017	265,000	279,575

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	20,000	20,675

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	45,000	46,800

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017	20,000	20,700

Vanguard Health Systems, Inc. 144A sr. notes zero %, 2016	130,000	83,850

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	280,000	299,084

		4,703,330
Technology (2.5%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017	55,000	58,575

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	40,000	41,800

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	25,000	21,750

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	180,000	186,300

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	120,000	118,800

Buccaneer Merger Sub., Inc. 144A sr. notes 9 1/8s, 2019	120,000	129,600

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	212,350	225,622

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	65,000	68,088

CommScope, Inc. 144A sr. notes 8 1/4s, 2019	90,000	93,375

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 7/8s, 2020	35,000	38,850

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017	65,000	71,663

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015 ‡‡	149,824	159,188

First Data Corp. company guaranty sr. unsec. sub. notes
11 1/4s, 2016	225,000	217,125

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020	45,000	49,275

First Data Corp. 144A sr. bonds 12 5/8s, 2021	315,000	329,963

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
9 1/8s, 2014 ‡‡	23,647	24,711

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
8 7/8s, 2014	21,000	21,971

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	85,000	96,688

CORPORATE BONDS AND NOTES (39.2%)* cont.	Principal amount	Value

Technology cont.
Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	$115,000	$128,225

Freescale Semiconductor, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2020	285,000	329,175

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	55,000	57,819

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	25,000	27,656

Jazz Technologies, Inc. company guaranty sr. unsec. notes 8s, 2015 F	491,000	473,815

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes
9 3/4s, 2018 (Netherlands)	250,000	285,625

Seagate HDD Cayman 144A company guaranty sr. unsec. notes
7 3/4s, 2018 (Cayman Islands)	120,000	123,000

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	116,000	122,235

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	135,000	139,388

Unisys Corp. 144A company guaranty sr. sub. notes 14 1/4s, 2015	165,000	197,175

		3,837,457
Transportation (0.2%)
AMGH Merger Sub., Inc. 144A company guaranty sr. notes
9 1/4s, 2018	90,000	95,850

Swift Services Holdings, Inc. 144A company guaranty sr. notes
10s, 2018	140,000	153,300

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	110,000	106,700

		355,850
Utilities and power (1.7%)
AES Corp. (The) sr. unsec. notes 8s, 2020	55,000	60,225

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	85,000	92,225

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	100,000	105,250

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)	95,000	101,657

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019	230,000	166,175

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	75,000	67,125

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	20,000	20,025

Edison Mission Energy sr. unsec. notes 7.2s, 2019	85,000	67,575

Edison Mission Energy sr. unsec. notes 7s, 2017	40,000	32,500

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	100,000	105,500

El Paso Natural Gas Co. debs. 8 5/8s, 2022	40,000	50,443

Energy Future Holdings Corp. company guaranty sr. unsec. notes
11 1/4s, 2017 ‡‡	28,090	22,964

Energy Future Holdings Corp. 144A company guaranty sr. bonds
10 1/4s, 2020	45,000	46,861

Energy Future Intermediate Holdings Co., LLC sr. notes 10s, 2020	62,000	64,719

Energy Future Intermediate Holdings Co., LLC sr. notes 9 3/4s, 2019	256,000	262,400

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	95,000	102,956

GenOn Americas Generation, LLC sr. unsec. notes 8.3s, 2011	170,000	171,275

GenOn Escrow Corp. 144A sr. notes 9 7/8s, 2020	190,000	199,975

GenOn Escrow Corp. 144A sr. unsec. notes 9 1/2s, 2018	25,000	26,188

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	25,000	27,125

NRG Energy, Inc. company guaranty 7 3/8s, 2017	100,000	105,000

NRG Energy, Inc. sr. notes 7 3/8s, 2016	260,000	269,100

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	70,000	71,477

CORPORATE BONDS AND NOTES (39.2%)* cont.	Principal amount	Value

Utilities and power cont.
PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	$140,000	$157,150

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028	15,000	16,703

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes 10 1/2s, 2016 ‡‡	178,506	99,963

Texas Competitive Electric Holdings Co., LLC 144A company
guaranty sr. notes 15s, 2021	75,000	66,750

		2,579,306

Total corporate bonds and notes (cost $56,472,647)		$59,564,159

CONVERTIBLE BONDS AND NOTES (30.5%)*	Principal amount	Value

Basic materials (1.2%)
Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	$535,000	$679,116

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	335,000	644,875

USEC, Inc. cv. sr. unsec. notes 3s, 2014	600,000	519,750

		1,843,741
Capital goods (1.1%)
Alliant Techsystems, Inc. cv. company guaranty sr. sub. notes
3s, 2024	80,000	91,000

General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	1,075,000	1,511,719

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	95,000	97,494

		1,700,213
Communication services (6.1%)
Clearwire Communications, LLC/Clearwire Finance, Inc.
144A cv. company guaranty sr. unsec. notes 8 1/4s, 2040	1,385,000	1,471,563

Cogent Communication Group, Inc. cv. sr. unsec. notes 1s, 2027	888,000	781,440

Equinix, Inc. cv. sr. unsec. sub. notes 4 3/4s, 2016	695,000	902,631

Leap Wireless International, Inc. cv. sr. unsec. notes 4 1/2s, 2014	1,160,000	1,078,800

Level 3 Communications, Inc. cv. sr. unsec. unsub. notes 6 1/2s, 2016	800,000	1,142,000

Level 3 Communications, Inc. cv. sr. unsec. unsub. notes 3 1/2s, 2012	610,000	604,663

NII Holdings, Inc. cv. sr. unsec. notes 3 1/8s, 2012	1,400,000	1,393,000

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016
(United Kingdom)	1,170,000	1,956,825

		9,330,922
Consumer cyclicals (5.9%)
CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	397,000	476,152

Charming Shoppes, Inc. cv. sr. unsec. notes 1 1/8s, 2014	1,270,000	1,079,500

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	631,000	1,153,531

Icahn Enterprises LP 144A cv. sr. unsec. notes FRN 4s, 2013	900,000	891,000

Liberty Media, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	1,900,000	1,083,095

Live Nation Entertainment, Inc. cv. sr. unsec. notes 2 7/8s, 2027	1,420,000	1,276,225

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014	800,000	699,000

Sinclair Broadcast Group, Inc. cv. unsec. sub. debs 6s, 2012	1,525,000	1,517,375

XM Satellite Radio Holdings, Inc. 144A cv. sr. unsec. sub. notes
7s, 2014	547,000	747,202

		8,923,080
Consumer staples (0.9%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	470,000	481,186

Spartan Stores, Inc. cv. sr. unsec. notes 3 3/8s, 2027	883,000	832,228

		1,313,414

CONVERTIBLE BONDS AND NOTES (30.5%)* cont.	Principal amount	Value

Energy (3.2%)
Carrizo Oil & Gas, Inc. cv. sr. unsec. unsub. notes 4 3/8s, 2028	$225,000	$222,469

Chesapeake Energy Corp. cv. sr. unsec. notes company
guaranty 2 1/2s, 2037	1,455,000	1,620,506

Global Industries, Ltd. cv. sr. unsec. notes 2 3/4s, 2027	573,000	444,791

Helix Energy Solutions Group, Inc. cv. sr. unsec.
unsub. notes 3 1/4s, 2025	1,325,000	1,316,719

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	400,000	514,000

Penn Virginia Corp. cv. sr. unsec. sub. notes 4 1/2s, 2012	700,000	704,375

Trico Marine Services, Inc. cv. sr. unsec. debs. 3s, 2027 (In default) †	500,000	45,000

		4,867,860
Financials (3.9%)
Annaly Capital Management, Inc. cv. sr. unsec. unsub. notes
4s, 2015 R	400,000	466,000

Ares Capital Corp. 144A cv. sr. unsec. notes 5 3/4s, 2016	610,000	656,513

CapitalSource, Inc. cv. company guaranty sr. unsec. sub. notes
7 1/4s, 2037	300,000	309,000

Digital Realty Trust LP 144A cv. sr. unsec. notes 5 1/2s, 2029 R	545,000	793,316

KKR Financial Holdings, LLC cv. sr. unsec. notes 7 1/2s, 2017	598,000	861,868

MF Global Holdings Ltd. cv. sr. unsec. notes 9s, 2038	720,000	873,000

Old Republic International Corp. cv. sr. unsec. unsub. notes 8s, 2012	944,000	1,128,080

Tower Group, Inc. 144A cv. sr. unsec. notes 5s, 2014	679,000	797,825

		5,885,602
Health care (2.8%)
Amylin Pharmaceuticals, Inc. cv. sr. unsec. notes 3s, 2014	850,000	772,438

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT, 4s,
2013 (China)	1,065,000	955,838

China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6 1/4s,
2016 (China)	445,000	510,916

Hologic, Inc. cv. sr. unsec. notes stepped-coupon 2s (zero %,
12/15/16) 2037 ††	625,000	728,906

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s (zero %,
12/15/13) 2037 ††	600,000	578,250

LifePoint Hospitals, Inc. cv. sr. unsec. sub. notes 3 1/4s, 2025	400,000	411,000

Providence Service Corp. (The) cv. sr. unsec. sub. notes 6 1/2s, 2014	302,000	302,378

		4,259,726
Technology (5.2%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	1,309,000	1,340,089

EnerSys cv. sr. unsec. notes stepped-coupon 3 3/8s (zero %,
6/1/15) 2038 ††	367,000	435,354

ON Semiconductor Corp. cv. company guaranty sr. unsec.
sub. notes 2 5/8s, 2026	650,000	819,813

Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2027	920,000	861,350

Quantum Corp. 144A cv. sr. unsec. sub. notes 3 1/2s, 2015	793,000	776,902

Safeguard Scientifics, Inc. cv. sr. unsec. sub. notes 10 1/8s, 2014	1,800,000	2,763,000

TeleCommunication Systems, Inc. 144A cv. sr. unsec. notes
4 1/2s, 2014	875,000	830,113

		7,826,621
Transportation (0.2%)
AMR Corp. cv. company guaranty sr. unsub. notes 6 1/4s, 2014	355,000	383,844

		383,844

Total convertible bonds and notes (cost $39,186,620)		$46,335,023

CONVERTIBLE PREFERRED STOCKS (25.6%)*	Shares	Value

Basic materials (1.3%)
Smurfit-Stone Container Corp. zero % cv. pfd. F	65,720	$657

Vale Capital II $3.375 cv. pfd. (Cayman Islands)	21,400	2,038,350

		2,039,007
Communication services (2.0%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	30,900	1,220,550

Crown Castle International Corp. $3.125 cum. cv. pfd.	29,498	1,766,340

		2,986,890
Consumer cyclicals (6.5%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	88,700	2,342,230

General Motors Co. Ser. B, $2.375 cv. pfd.	67,775	3,448,392

Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	1,055	1,218,525

Nielsen Holdings NV $3.125 cv. pfd.	12,985	721,447

Retail Ventures, Inc. $3.312 cv. pfd.	19,725	1,216,638

Stanley Black & Decker, Inc. $4.75 cv. pfd.	8,247	974,177

		9,921,409
Consumer staples (2.2%)
Bunge, Ltd. $4.875 cv. pfd.	11,750	1,223,469

Dole Food Automatic Exchange 144A 7.00% cv. pfd. †	45,742	624,836

Newell Financial Trust I $2.625 cum. cv. pfd.	30,380	1,427,860

		3,276,165
Energy (0.7%)
Apache Corp. Ser. D, $3.00 cv. pfd.	14,535	988,961

		988,961
Financials (7.4%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd.	28,010	724,759

AMG Capital Trust II $2.575 cv. pfd.	31,375	1,378,539

Assured Guaranty, Ltd. $4.25 cv. pfd. (Bermuda)	4,440	271,994

Bank of America Corp. Ser. L, 7.25% cv. pfd.	1,802	1,808,758

Citigroup, Inc. $7.50 cv. pfd.	12,180	1,638,210

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd.	51,500	1,047,253

Hartford Financial Services Group, Inc. (The)
$1.182 cv. pfd.	32,960	913,612

Huntington Bancshares Ser. A, 8.50% cv. pfd.	844	962,160

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	1,050	1,081,500

XL Group, Ltd. $2.688 cv. pfd.	41,450	1,334,690

		11,161,475
Miscellaneous (0.5%)
Swift Mandatory Common Exchange Security Trust 144A
6.00% cv. pfd.	57,635	784,989

		784,989
Technology (1.6%)
Lucent Technologies Capital Trust I 7.75% cv. pfd.	1,140	1,112,925

Unisys Corp. Ser. A, 6.25% cv. pfd.	13,090	1,339,238

		2,452,163
Utilities and power (3.4%)
AES Trust III $3.375 cv. pfd.	30,565	1,493,864

El Paso Corp. 4.99% cv. pfd.	1,090	1,565,513

Great Plains Energy, Inc. $6.00 cv. pfd.	20,806	1,299,335

PPL Corp. $4.75 cv. pfd.	15,240	812,444

		5,171,156

Total convertible preferred stocks (cost $33,918,700)		$38,782,215

COMMON STOCKS (1.6%)*			Shares	Value

AES Corp. (The) †			6,265	$77,498

Alliance HealthCare Services, Inc. †			14,750	61,065

American Media Operations, Inc. 144A F			3,597	1

Ameristar Casinos, Inc.			3,770	63,148

Avis Budget Group, Inc. †			3,210	49,177

Bohai Bay Litigation, LLC (Escrow) F			406	1,267

Cincinnati Bell, Inc. †			31,355	82,777

CIT Group, Inc. †			936	40,548

CONSOL Energy, Inc.			1,300	65,923

El Paso Corp.			4,940	91,884

FelCor Lodging Trust, Inc. † R			8,485	64,231

Fortescue Metals Group, Ltd. (Australia) †			9,200	62,927

Freeport-McMoRan Copper & Gold, Inc. Class B			2,200	116,490

General Motors Co. †			2,830	94,890

Interpublic Group of Companies, Inc. (The) †			6,010	79,332

Kinder Morgan, Inc./Kansas †			4,710	143,655

L-3 Communications Holdings, Inc.			840	66,604

Macy’s, Inc.			2,695	64,411

Merck & Co., Inc.			19,621	639,056

Nortek, Inc. †			470	20,915

Owens Corning †			975	34,837

Petrohawk Energy Corp. †			4,123	89,057

Sealy Corp. †			29,223	84,162

Spectrum Brands Holdings, Inc. †			2,429	69,712

Sprint Nextel Corp. †			19,115	83,533

Stallion Oilfield Holdings, Ltd.			693	25,468

Terex Corp. †			2,105	71,044

Trump Entertainment Resorts, Inc. F			152	759

TRW Automotive Holdings Corp. †			1,540	87,472

Vantage Drilling Co. †			16,505	34,330

Verso Paper Corp. †			1,441	8,531

Vertis Holdings, Inc. † F			7,497	7

Total common stocks (cost $2,460,646)				$2,474,711

UNITS (0.9%)*			Units	Value

Hercules, Inc. cv. jr. unsec. sub. debs. units 6 1/2s, 2029			1,540,000	$1,309,000

Total units (cost $1,253,981)				$1,309,000

PREFERRED STOCKS (0.1%)*			Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.			211	$201,090

Total preferred stocks (cost $122,992)				$201,090

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Smurfit Kappa Group PLC 144A (Ireland) F	10/1/13	EUR 0.001	119	$7,676

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$0.01	168,777	40,506

Total warrants (cost $38,280)				$48,182

SENIOR LOANS (—%)* [c]	Principal amount	Value

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.26s, 2014	$54,785	$25,667

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.26s, 2014	20,442	9,577

Total senior loans (cost $72,023)		$35,244

SHORT-TERM INVESTMENTS (1.1%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.17% [e]	1,689,158	$1,689,158

Total short-term investments (cost $1,689,158)		$1,689,158

TOTAL INVESTMENTS

Total investments (cost $135,215,047)		$150,438,782

Key to holding’s currency abbreviations

EUR	Euro
USD / $	United States Dollar

Key to holding’s abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I
MTNJ	Medium Term Notes Class J

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through February 28, 2011 (the reporting period).

* Percentages indicated are based on net assets of $151,783,113.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $2,318 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $1,548,150) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America, N.A.

	Canadian Dollar	Sell	3/16/11	$36,031	$35,187	$(844)

	Euro	Sell	3/16/11	122,547	122,456	(91)

	Citibank, N.A.

	Euro	Buy	3/16/11	23,046	23,026	20

	Credit Suisse AG

	Euro	Buy	3/16/11	21,252	21,229	23

	Deutsche Bank AG

	Euro	Sell	3/16/11	131,103	131,014	(89)

	Goldman Sachs International

	Euro	Sell	3/16/11	125,169	125,030	(139)

HSBC Bank USA, National Association

	Euro	Sell	3/16/11	52,441	52,404	(37)

	JPMorgan Chase Bank, N.A.

	Euro	Buy	3/16/11	142,971	142,825	146

	Royal Bank of Scotland PLC (The)

	Euro	Buy	3/16/11	77,834	77,775	59

	State Street Bank and Trust Co.

	Euro	Sell	3/16/11	67,069	67,001	(68)

	UBS AG

	Euro	Sell	3/16/11	1,656	1,655	(1)

	Westpac Banking Corp.

	Australian Dollar	Sell	3/16/11	63,459	62,962	(497)

	Canadian Dollar	Buy	3/16/11	38,811	38,083	728

	Euro	Sell	3/16/11	648,062	647,503	(559)

	Total					$(1,349)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$125,021	$62,927	$—

Capital goods	71,044	—	—

Communication services	166,310	—	—

Consumer cyclicals	593,398	—	767

Consumer staples	118,889	—	—

Energy	189,310	25,468	1,267

Financials	40,548	—	—

Health care	700,121	—	—

Technology	66,604	—	—

Utilities and power	313,037	—	—

Total common stocks	2,384,282	88,395	2,034

Convertible bonds and notes	—	46,335,023	—

Convertible preferred stocks	—	38,781,558	657

Corporate bonds and notes	—	59,002,399	561,760

Preferred stocks	—	201,090	—

Senior loans	—	35,244	—

Units	—	1,309,000	—

Warrants	—	—	48,182

Short-term investments	1,689,158	—	—

Totals by level	$4,073,440	$145,752,709	$612,633

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,349)	$—

Totals by level	$—	$(1,349)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $133,525,889)	$148,749,624
Affiliated issuers (identified cost $1,689,158) (Note 6)	1,689,158

Cash	8,693

Dividends, interest and other receivables	1,986,617

Receivable for investments sold	1,545,411

Unrealized appreciation on forward currency contracts (Note 1)	976

Total assets	153,980,479

LIABILITIES

Distributions payable to shareholders	746,381

Payable for investments purchased	1,011,719

Payable for compensation of Manager (Note 2)	252,298

Payable for investor servicing fees (Note 2)	6,248

Payable for custodian fees (Note 2)	9,274

Payable for Trustee compensation and expenses (Note 2)	83,684

Payable for administrative services (Note 2)	547

Unrealized depreciation on forward currency contracts (Note 1)	2,325

Other accrued expenses	84,890

Total liabilities	2,197,366

Net assets	$151,783,113

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 5)	$166,324,775

Undistributed net investment income (Note 1)	608,148

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(30,371,527)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	15,221,717

Total — Representing net assets applicable to capital shares outstanding	$151,783,113

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($151,783,113 divided by 17,129,764 shares)	$8.86

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/11 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $1,186 from investments in affiliated issuers) (Note 6)	$4,129,046

Dividends	1,081,888

Total investment income	5,210,934

EXPENSES

Compensation of Manager (Note 2)	500,996

Investor servicing fees (Note 2)	36,224

Custodian fees (Note 2)	8,784

Trustee compensation and expenses (Note 2)	7,617

Administrative services (Note 2)	1,169

Auditing	51,446

Other	53,297

Total expenses	659,533

Expense reduction (Note 2)	(294)

Net expenses	659,239

Net investment income	4,551,695

Net realized gain on investments (Notes 1 and 3)	4,700,977

Net realized loss on foreign currency transactions (Note 1)	(15,702)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(30,816)

Net unrealized appreciation of investments during the period	11,174,397

Net gain on investments	15,828,856

Net increase in net assets resulting from operations	$20,380,551

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/11*	Year ended 8/31/10

Operations:
Net investment income	$4,551,695	$8,811,603

Net realized gain (loss) on investments and
foreign currency transactions	4,685,275	(338,122)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	11,143,581	14,295,462

Net increase in net assets resulting from operations	20,380,551	22,768,943

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(4,510,925)	(9,031,073)

Increase in capital share transactions from reinvestment
of distributions	136,106	105,783

Decrease from capital shares repurchased (Note 5)	—	(1,322,649)

Total increase in net assets	16,005,732	12,521,004

NET ASSETS

Beginning of period	135,777,381	123,256,377

End of period (including undistributed net investment
income of $608,148 and $567,378, respectively)	$151,783,113	$135,777,381

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	17,113,325	17,294,890

Shares issued in connection with reinvestment of distributions	16,439	13,170

Shares repurchased (Note 5)	—	(194,735)

Shares outstanding at end of period	17,129,764	17,113,325

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

				Year ended
	Six months ended**
	2/28/11	8/31/10	8/31/09	8/31/08	8/31/07	8/31/06

Net asset value,
beginning of period	$7.93	$7.13	$8.23	$9.15	$8.82	$8.69

Investment operations:

Net investment income (loss) [a]	.27	.51	.50	.56	.55	.54

Net realized and unrealized
gain (loss) on investments	.92	.81	(1.10)	(.98)	.30	.06

Total from investment operations	1.19	1.32	(.60)	(.42)	.85	.60

Less distributions:

From net investment income	(.26)	(.53)	(.55)	(.55)	(.55)	(.53)

Total distributions	(.26)	(.53)	(.55)	(.55)	(.55)	(.53)

Increase from shares repurchased	—	.01	.05	.05	.03	.04

Increase from payments by affiliates	—	—	—	—	—	.02 [e]

Net asset value, end of period	$8.86	$7.93	$7.13	$8.23	$9.15	$8.82

Market price, end of period	$8.47	$8.19	$6.80	$7.29	$8.24	$7.87

Total return at market price (%) [b]	6.69 *	29.08	2.60	(5.09)	11.64	8.05

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$151,783	$135,777	$123,256	$149,717	$175,989	$190,582

Ratio of expenses to average
net assets (%) [c]	.45 *	.93	1.04 [d]	.96 [d]	.96 [d]	1.05 [d]

Ratio of net investment income
(loss) to average net assets (%)	3.12 *	6.60	8.11 [d]	6.36 [d]	5.96 [d]	6.18 [d]

Portfolio turnover (%)	41 *	61	50	42	44	48

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the fund for the periods ended August 31, 2009, August 31, 2008, August 31, 2007 and August 31, 2006 reflect a reduction of less than 0.01% of average net assets.

e Reflects a voluntary reimbursement of $404,272 from Putnam Management relating to an operational error. The reimbursement had no impact on total return at market price and increased total return at net asset value by 0.24%.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/11 (Unaudited)

Note 1: Significant accounting policies

Putnam High Income Securities Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment objective of the fund is to seek to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio primarily consisting of high-yielding convertible and nonconvertible securities with the potential for capital appreciation. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through February 28, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master

Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,597 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

F) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2010, the fund had a capital loss carryover of $34,848,105 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$7,031,613	August 31, 2011

133,642	August 31, 2016

4,037,408	August 31, 2017

23,645,442	August 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2011 $63,073 of losses recognized during the period from November 1, 2009 to August 31, 2010.

The aggregate identified cost on a tax basis is $135,360,671, resulting in gross unrealized appreciation and depreciation of $17,406,364 and $2,328,253, respectively, or net unrealized appreciation of $15,078,111.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.70%	of the first $500 million of average net assets,
0.60%	of the next $500 million of average net assets,
0.55%	of the next $500 million of average net assets,
0.50%	of the next $5 billion of average net assets,
0.475%	of the next $5 billion of average net assets,
0.455%	of the next $5 billion of average net assets,
0.44%	of the next $5 billion of average net assets,
0.43%	of the next $5 billion of average net assets,
0.42%	of the next $5 billion of average net assets,
0.41%	of the next $5 billion of average net assets,
0.40%	of the next $5 billion of average net assets,
0.39%	of the next $5 billion of average net assets,
0.38%	of the next $8.5 billion of average net assets,
0.37%	of any excess thereafter.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (PFTC), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund through December 31, 2010. Subsequent to December 31, 2010 these services were provided by Putnam Investor Services, Inc., an affiliate of Putnam Management. Both Putnam Investor Services and Putnam Investor Services, Inc. were paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $77 under the expense offset arrangements and by $217 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $93, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $58,423,459 and $59,197,675, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$976	Payables	$2,325

Equity contracts	Investments	48,182	Payables	—

Total		$49,158		$2,325

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$(17,180)	$(17,180)

Equity contracts	(725)	—	$(725)

Total	$(725)	$(17,180)	$(17,905)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$(31,396)	$(31,396)

Equity contracts	4,741	—	$4,741

Total	$4,741	$(31,396)	$(26,655)

Note 5: Shares repurchased

In September 2010, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2010 (based on shares outstanding as of October 7, 2009) and prior to that, to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2009 (based on shares outstanding as of October 5, 2008). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund did not repurchase any of its common shares.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,186 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $32,438,880 and $32,252,286, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

January 28, 2011 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	13,753,188	369,777

Barbara M. Baumann	13,737,781	385,184

Jameson A. Baxter	13,752,470	370,495

Charles B. Curtis	13,745,723	377,242

Robert J. Darretta	13,766,925	356,040

Myra R. Drucker*	13,752,608	370,357

John A. Hill	13,754,598	368,367

Paul L. Joskow	13,750,228	372,737

Kenneth R. Leibler	13,747,093	375,872

Robert E. Patterson	13,760,478	362,487

George Putnam, III	13,718,944	404,021

Robert L. Reynolds	13,758,966	363,999

W. Thomas Stephens	13,730,359	392,606

* Myra Drucker retired from the Board of Trustees of the Putnam funds effective January 30, 2011.

All tabulations are rounded to the nearest whole number.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Francis J. McNamara, III
Vice President and
Investment Sub-Manager	Officers	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	James P. Pappas
London, England SW1A 1LD		Vice President
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Judith Cohen
Putnam Retail Management	Principal Executive	Vice President, Clerk and
One Post Office Square	Officer, Treasurer and	Assistant Treasurer
Boston, MA 02109	Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President, Senior Associate
State Street Bank	Vice President and	Treasurer and Assistant Clerk
and Trust Company	Principal Financial Officer
Nancy E. Florek
Legal Counsel	Janet C. Smith	Vice President, Assistant Clerk,
Ropes & Gray LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
Paul L. Joskow

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit our website (putnam.com) anytime for up-to-date information about the fund’s NAV.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA710
266540 4/11

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 -
September 30, 2010	-	-	-	1,534,754
October 1 -
October 7, 2010	-	-	-	1,534,754
October 8 -
October 31, 2010	-	-	-	1,711,761
November 1 -
November 30, 2010	-	-	-	1,711,761
December 1 -
December 31, 2010	-	-	-	1,711,761
January 1 -
January 31, 2011	-	-	-	1,711,761
February 1 -
February 28, 2011	-	-	-	1,711,761

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on four occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 ,October 8, 2009 and October 8, 2010. The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 1,797,637 shares of the fund. The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 1,729,489shares of the fund. The October 8, 2010 - October 7, 2011 program, which was announced in September 2010, allows repurchases up to a total of 1,711,761 shares of the fund.

**Information prior to October 7, 2010 is based on the total number of shares eligible for repurchase under the program, as amended through September 2009. Information from October 8, 2010 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2010.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2011